UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

GRIID Infrastructure Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39872	85-3477678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2577 Duck Creek Road
Cincinnati, Ohio	45212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 513 268-6815

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRDI	Nasdaq Global Market
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	GRDI-W	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 27, 2024, GRIID Infrastructure Inc., a Delaware corporation (“GRIID”) and CleanSpark, Inc., a Nevada corporation (“CleanSpark”), issued a joint press release announcing the entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 27, 2024 by and among GRIID, CleanSpark and Tron Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of CleanSpark (“Merger Subsidiary”). Pursuant to the Merger Agreement, Merger Subsidiary will merge with and into GRIID (the “Merger”), with GRIID continuing as the surviving corporation of the Merger as a direct, wholly owned subsidiary of CleanSpark. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated as of June 27, 2024, issued by GRIID Infrastructure Inc. and CleanSpark, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication includes “forward-looking statements” as defined under the federal securities laws. All statements other than statements of historical fact included or incorporated by reference in this communication, including, among other things, statements regarding the proposed business combination transaction between GRIID Infrastructure Inc. (“GRIID”) and CleanSpark, Inc. (“CleanSpark”), future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of GRIID’s or CleanSpark’s operations or operating results are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, GRIID or CleanSpark expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond GRIID’s or CleanSpark’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: CleanSpark’s ability to successfully integrate GRIID’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk that GRIID or CleanSpark will be unable to hire or retain key personnel; the risk associated with GRIID’s ability to obtain the approval of its stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on the parties’ common stock prices and uncertainty as to the long-term value of GRIID common stock or CleanSpark common stock; risks that the proposed transaction disrupts current plans and operations of GRIID or CleanSpark and their respective management teams and potential difficulties in hiring or retaining employees as a result of the proposed transaction; reliance on a limited number of key employees; the availability of financing opportunities and risks associated with economic conditions; dependency on continued growth in blockchain and bitcoin usage;

anticipated additions to CleanSpark’s hashrate and the timing thereof; the risk that the electrical power available to CleanSpark’s facilities does not increase as expected; the success of CleanSpark’s digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which CleanSpark and GRIID operate; increasing difficulty rates for bitcoin mining; bitcoin halving; changes in network and infrastructure; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth and ability to execute on business strategy; global and regional changes in the demand for the services of GRIID and CleanSpark, including the conflicts in Ukraine and the Middle East, and the global response to such conflict, security threats on facilities and infrastructure; insufficient liquidity; unexpected cost increases, inflationary pressures or technical difficulties in constructing, maintaining or modifying company facilities; legislative and regulatory initiatives addressing global climate change or other environmental concerns; public health crises, including pandemics (such as COVID-19) and epidemics and any impacts or related company or government policies or actions; international monetary conditions and exchange rate fluctuations; security and cybersecurity threats and hacks; and other economic, business, competitive and/or regulatory factors affecting GRIID’s or CleanSpark’s businesses generally as set forth in their filings with the Securities and Exchange Commission (the “SEC”). The registration statement on Form S-4 and proxy statement/prospectus that will be filed with the SEC will describe additional risks in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to GRIID’s and CleanSpark’s respective periodic reports and other filings with the SEC, including the risk factors contained in GRIID’s and CleanSpark’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by applicable law, neither GRIID nor CleanSpark undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, CleanSpark intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement of GRIID that also constitutes a prospectus of CleanSpark’s Common Stock to be offered in the proposed transaction. Each of GRIID and CleanSpark may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement/prospectus or registration statement or any other document that GRIID or CleanSpark may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of GRIID. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about GRIID, CleanSpark and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by GRIID will be available free of charge on GRIID’s website at https://www.griid.com. Copies of the documents filed with the SEC by CleanSpark will be available free of charge on CleanSpark’s website at https://investors.cleanspark.com.

Participants in the Solicitation

GRIID, CleanSpark and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.

Information about the directors and executive officers of GRIID is set forth in (i) GRIID’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on April 26, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1830029/000095017024049275/grdi-20231231.htm and (ii) to the extent holdings of GRIID’s securities by its directors or executive officers have changed since the amounts set forth in GRIID’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at https://www.sec.gov/edgar/browse/?CIK=1830029&owner=exclude).

Information about the directors and executive officers of CleanSpark is set forth in (i) CleanSpark’s proxy statement for its 2024 annual meeting of stockholders under the headings “Executive Compensation and Other Information”, “Proposal 1: Election of Directors”, “Board Matters and Corporate Governance”, “Certain Relationships and Related Transactions, and Director Independence” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, which was filed with the SEC on January 26, 2024 and is available at https://www.sec.gov/Archives/edgar/data/827876/000114036124004070/ny20013238x1_def14a.htm, (ii) CleanSpark’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on December 1, 2023 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/827876/000095017023067339/clsk-20230930.htm and (iii) to the extent holdings of CleanSpark’s securities by its directors or executive officers have changed since the amounts set forth in CleanSpark’s proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at https://www.sec.gov/edgar/browse/?CIK=827876&owner=exclude).

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by GRIID and CleanSpark will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by GRIID will be available free of charge on GRIID’s website at https://www.griid.com and by CleanSpark will be available free of charge on CleanSpark’s website at https://investors.cleanspark.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIID INFRASTRUCTURE INC.

Date: June 27, 2024	By:	/s/ Allan J. Wallander
	Name:	Allan J. Wallander
	Title:	Chief Financial Officer